Exhibit 10.2

EXECUTION COPY

AMENDMENT NO. 2 TO THE
CREDIT AGREEMENT

Dated as of April 29, 2016

AMENDMENT NO. 2 TO THE CREDIT AGREEMENT among HONEYWELL INTERNATIONAL INC. (the “Company”), the other borrowers parties to the Credit Agreement referred to below, the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the “Lenders”) and CITIBANK, N.A., as agent (the “Agent”) for the Lenders.

PRELIMINARY STATEMENTS:

(1)    The Company, the Lenders and the Agent have entered into an Amended and Restated Five Year Credit Agreement dated as of July 10, 2015, as amended by Amendment No. 1 dated as of September 30, 2015 (as so amended, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2)    The Company has requested that the Termination Date be extended from July 10, 2020 to July 10, 2021.

(3)    The Company and the Majority Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

SECTION 1.  Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3, hereby amended as follows:

(a)    Section 1.01 is amended by inserting in the appropriate alphabetical location the new defined term:

“Bail-In Action” has the meaning specified in Section 9.21.

(b)    The definition of “Lender Insolvency Event” in Section 1.01 is amended by deleting the phrase “the subject of a proceeding under a bankruptcy, insolvency, reorganization, liquidation or similar proceeding” and substituting therefor the phrase “the subject of a proceeding under a bankruptcy, insolvency, reorganization, liquidation or similar proceeding or a Bail-In Action”.

(d) A new Section 9.21 is added to read as follows:

SECTION 9.21. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in this Agreement, any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial

Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)    the effects of any Bail-In Action on any such liability, including, if applicable:

(i)    a reduction in full or in part or cancellation of any such liability;

(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

SECTION 2.  Consent to Extension Request. Each Lender so indicating on its signature page to this Amendment agrees to extend the Termination Date with respect to its Commitment for a period of one year, expiring July 10, 2021. This agreement to extend the Termination Date is subject in all respects to the terms of the Credit Agreement, other than the provisions of Section 2.19 of the Credit Agreement that specify time frames in respect of the Company’s request for an extension of the Termination Date and the date by which Consenting Lenders submit responses, which provisions are hereby waived. For the avoidance of doubt, upon satisfaction of the applicable conditions set forth in Section 2.19 of the Credit Agreement, the extension of the Termination Date of each Consenting Lender shall be effective on July 10, 2016.

SECTION 3.  Conditions of Effectiveness. This Amendment shall become effective as of the date first above written when, and only when, the Administrative Agent shall have received counterparts of this Amendment executed by the Company and the Majority Lenders.

SECTION 4.  Representations and Warranties of the Company. The Company represents and warrants that (i) the representations and warranties of the Company set forth in Article 4 of the Credit Agreement are true and correct on and as of the date hereof and (ii) no Default has occurred and is continuing.

SECTION 5.  Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b)    The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(d)    This Amendment is subject to the provisions of Section 9.01 of the Credit Agreement and constitutes a Loan Document.

SECTION 6.  Costs and Expenses. The Company agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.

SECTION 7.  Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8.  Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

HONEYWELL INTERNATIONAL INC.

By:	/s/ John J. Tus
Name: John J. Tus
Title: Vice President and Treasurer

CITIBANK, N.A., as Administrative Agent

By:	/s/ Susan M. Olsen
Name: Susan M. Olsen
Title: Vice President

SIGNATURE PAGE

CONSENT to Amendment No. 2 dated as of April 29, 2016, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 of HONEYWELL INTERNATIONAL INC.

CITIBANK, N.A.

by
/s/ Susan M. Olsen
Name: Susan M. Olsen
Title: Vice President

CONSENT to extension of Termination Date:

CITIBANK, N.A.

by
/s/ Susan M. Olsen
Name: Susan M. Olsen
Title: Vice President

SIGNATURE PAGE

CONSENT to Amendment No. 2 dated as of April 29, 2016, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 of HONEYWELL INTERNATIONAL INC.

JPMORGAN CHASE BANK, N.A.

by
/s/ Robert D. Bryant
Name: Robert D. Bryant
Title: Executive Director

CONSENT to extension of Termination Date:

JPMORGAN CHASE BANK, N.A.

by
/s/ Robert D. Bryant
Name: Robert D. Bryant
Title: Executive Director

SIGNATURE PAGE

CONSENT to Amendment No. 2 dated as of April 29, 2016, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 of HONEYWELL INTERNATIONAL INC.

BANK OF AMERICA, N.A.

by
/s/ Lindsay Kim
Name: Lindsay Kim
Title: Vice President

CONSENT to extension of Termination Date:

BANK OF AMERICA, N.A.

by
/s/ Lindsay Kim
Name: Lindsay Kim
Title: Vice President

SIGNATURE PAGE

CONSENT to Amendment No. 2 dated as of April 29, 2016, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 of HONEYWELL INTERNATIONAL INC.

BARCLAYS BANK PLC

by
/s/ Vanessa Kurbatskiy
Name: Vanessa Kurbatskiy
Title: Vice President

CONSENT to extension of Termination Date:

BARCLAYS BANK PLC

by
/s/ Vanessa Kurbatskiy
Name: Vanessa Kurbatskiy
Title: Vice President

SIGNATURE PAGE

CONSENT to Amendment No. 2 dated as of April 29, 2016, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 of HONEYWELL INTERNATIONAL INC.

DEUTSCHE BANK AG NEW YORK BRANCH

by
/s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

by
/s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

CONSENT to extension of Termination Date:

DEUTSCHE BANK AG NEW YORK BRANCH

by
/s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

by
/s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

SIGNATURE PAGE

CONSENT to Amendment No. 2 dated as of April 29, 2016, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 of HONEYWELL INTERNATIONAL INC.

GOLDMAN SACHS BANK USA

by
/s/ Rebecca Kratz
Name: Rebecca Kratz
Title: Authorized Signatory

CONSENT to extension of Termination Date:

GOLDMAN SACHS BANK USA

by
/s/ Rebecca Kratz
Name: Rebecca Kratz
Title: Authorized Signatory

SIGNATURE PAGE

CONSENT to Amendment No. 2 dated as of April 29, 2016, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 of HONEYWELL INTERNATIONAL INC.

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

by
/s/ Maria Iarriccio
Name: Maria Iarriccio
Title: Director

CONSENT to extension of Termination Date:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

by
/s/ Maria Iarriccio
Name: Maria Iarriccio
Title: Director

SIGNATURE PAGE

CONSENT to Amendment No. 2 dated as of April 29, 2016, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 of HONEYWELL INTERNATIONAL INC.

MORGAN STANLEY BANK, N.A.

by
/s/ Michael King
Name: Michael King
Title: Authorized Signatory

CONSENT to extension of Termination Date:

MORGAN STANLEY BANK, N.A.

by
/s/ Michael King
Name: Michael King
Title: Authorized Signatory

SIGNATURE PAGE

CONSENT to Amendment No. 2 dated as of April 29, 2016, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 of HONEYWELL INTERNATIONAL INC.

WELLS FARGO BANK, N.A.

by
/s/ James Travagline
Name: James Travagline
Title: Director

CONSENT to extension of Termination Date:

WELLS FARGO BANK, N.A.

by
/s/ James Travagline
Name: James Travagline
Title: Director

SIGNATURE PAGE

CONSENT to Amendment No. 2 dated as of April 29, 2016, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 of HONEYWELL INTERNATIONAL INC.

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH

by
/s/ Brian Crowley
Name: Brian Crowley
Title: Managing Director

by
/s/ Luca Sacchi
Name: Luca Sacchi
Title: Managing Director

CONSENT to extension of Termination Date:

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH

by
/s/ Brian Crowley
Name: Brian Crowley
Title: Managing Director

by
/s/ Luca Sacchi
Name: Luca Sacchi
Title: Managing Director

SIGNATURE PAGE

CONSENT to Amendment No. 2 dated as of April 29, 2016, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 of HONEYWELL INTERNATIONAL INC.

BNP PARIBAS

by
/s/ Tony Baratta
Name: Tony Baratta
Title: Managing Director

by
/s/ Todd Grossnickle
Name: Todd Grossnickle
Title: Director

CONSENT to extension of Termination Date:

BNP PARIBAS

by
/s/ Tony Baratta
Name: Tony Baratta
Title: Managing Director

by
/s/ Todd Grossnickle
Name: Todd Grossnickle
Title: Director

SIGNATURE PAGE

CONSENT to Amendment No. 2 dated as of April 29, 2016, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 of HONEYWELL INTERNATIONAL INC.

HSBC BANK USA, N.A.

by
/s/ Paul L. Hatton
Name: Paul L. Hatton
Title: Managing Director

CONSENT to extension of Termination Date:

HSBC BANK USA, N.A.

by
/s/ Paul L. Hatton
Name: Paul L. Hatton
Title: Managing Director

SIGNATURE PAGE

CONSENT to Amendment No. 2 dated as of April 29, 2016, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 of HONEYWELL INTERNATIONAL INC.

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH

by
/s/ Kan Chen
Name: Kan Chen
Title: Vice President

by
/s/ Linjia Zhou
Name: Linjia Zhou
Title: Executive Director

CONSENT to extension of Termination Date:

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH

by
/s/ Kan Chen
Name: Kan Chen
Title: Vice President

by
/s/ Linjia Zhou
Name: Linjia Zhou
Title: Executive Director

SIGNATURE PAGE

CONSENT to Amendment No. 2 dated as of April 29, 2016, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 of HONEYWELL INTERNATIONAL INC.

INTESA SANPAOLO S.P.A – NEW YORK BRANCH

by
/s/ John J. Michalisin
Name: John J. Michalisin
Title: First Vice President

by
/s/ Francesco Di Mario
Name: Francesco Di Mario
Title: First Vice President & Head of Credit

CONSENT to extension of Termination Date:

INTESA SANPAOLO S.P.A – NEW YORK BRANCH

by
/s/ John J. Michalisin
Name: John J. Michalisin
Title: First Vice President

by
/s/ Francesco Di Mario
Name: Francesco Di Mario
Title: First Vice President & Head of Credit

SIGNATURE PAGE

CONSENT to Amendment No. 2 dated as of April 29, 2016, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 of HONEYWELL INTERNATIONAL INC.

MIZUHO BANK, LTD.

by
/s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Authorized Signatory

CONSENT to extension of Termination Date:

MIZUHO BANK, LTD.

by
/s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Authorized Signatory

SIGNATURE PAGE

CONSENT to Amendment No. 2 dated as of April 29, 2016, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 of HONEYWELL INTERNATIONAL INC.

ROYAL BANK OF CANADA

by
/s/ Scott Umbs
Name: Scott Umbs
Title: Authorized Signatory

CONSENT to extension of Termination Date:

ROYAL BANK OF CANADA

by
/s/ Scott Umbs
Name: Scott Umbs
Title: Authorized Signatory

SIGNATURE PAGE

CONSENT to Amendment No. 2 dated as of April 29, 2016, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 of HONEYWELL INTERNATIONAL INC.

SOCIÉTÉ GÉNÉRALE

by
/s/ Linda Tam
Name: Linda Tam
Title: Director

CONSENT to extension of Termination Date:

SOCIÉTÉ GÉNÉRALE

by
/s/ Linda Tam
Name: Linda Tam
Title: Director

SIGNATURE PAGE

CONSENT to Amendment No. 2 dated as of April 29, 2016, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 of HONEYWELL INTERNATIONAL INC.

STANDARD CHARTERED BANK

by
/s/ Steven Aloupis
Name: Steven Aloupis
Title: Managing Director

CONSENT to extension of Termination Date:

STANDARD CHARTERED BANK

by
/s/ Steven Aloupis
Name: Steven Aloupis
Title: Managing Director

SIGNATURE PAGE

CONSENT to Amendment No. 2 dated as of April 29, 2016, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 of HONEYWELL INTERNATIONAL INC.

SUMITOMO MITSUI BANKING CORPORATION

by
/s/ James D. Weinstein
Name: James D. Weinstein
Title: Managing Director

CONSENT to extension of Termination Date:

SUMITOMO MITSUI BANKING CORPORATION

by
/s/ James D. Weinstein
Name: James D. Weinstein
Title: Managing Director

SIGNATURE PAGE

CONSENT to Amendment No. 2 dated as of April 29, 2016, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 of HONEYWELL INTERNATIONAL INC.

THE NORTHERN TRUST COMPANY

by
/s/ Andrew Holtz
Name: Andrew Holtz
Title: Senior Vice President

CONSENT to extension of Termination Date:

THE NORTHERN TRUST COMPANY

by
/s/ Andrew Holtz
Name: Andrew Holtz
Title: Senior Vice President

SIGNATURE PAGE

CONSENT to Amendment No. 2 dated as of April 29, 2016, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 of HONEYWELL INTERNATIONAL INC.

THE ROYAL BANK OF SCOTLAND PLC

by
/s/ Jonathan Eady
Name: Jonathan Eady
Title: Vice President

CONSENT to extension of Termination Date:

THE ROYAL BANK OF SCOTLAND PLC

by
/s/ Jonathan Eady
Name: Jonathan Eady
Title: Vice President

SIGNATURE PAGE

CONSENT to Amendment No. 2 dated as of April 29, 2016, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 of HONEYWELL INTERNATIONAL INC.

TORONTO DOMINION (TEXAS) LLC

by
/s/ Annie Dorval
Name: Annie Dorval
Title: Authorized Signatory

CONSENT to extension of Termination Date:

TORONTO DOMINION (TEXAS) LLC

by
/s/ Annie Dorval
Name: Annie Dorval
Title: Authorized Signatory

SIGNATURE PAGE

CONSENT to Amendment No. 2 dated as of April 29, 2016, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 of HONEYWELL INTERNATIONAL INC.

U.S. BANK NATIONAL ASSOCIATION

by
/s/ Mark Irey
Name: Mark Irey
Title: Vice President

CONSENT to extension of Termination Date:

U.S. BANK NATIONAL ASSOCIATION

by
/s/ Mark Irey
Name: Mark Irey
Title: Vice President

SIGNATURE PAGE

CONSENT to Amendment No. 2 dated as of April 29, 2016, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 of HONEYWELL INTERNATIONAL INC.

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

by
/s/ Robert Grillo
Name: Robert Grillo
Title: Director

CONSENT to extension of Termination Date:

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

by
/s/ Robert Grillo
Name: Robert Grillo
Title: Director

SIGNATURE PAGE

CONSENT to Amendment No. 2 dated as of April 29, 2016, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 of HONEYWELL INTERNATIONAL INC.

BANK OF CHINA, NEW YORK BRANCH

by
/s/ Haifeng Xu
Name: Haifeng Xu
Title: Executive Vice President

CONSENT to extension of Termination Date:

BANK OF CHINA, NEW YORK BRANCH

by
/s/ Haifeng Xu
Name: Haifeng Xu
Title: Executive Vice President

SIGNATURE PAGE

CONSENT to Amendment No. 2 dated as of April 29, 2016, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 of HONEYWELL INTERNATIONAL INC.

BAYERISCHE LANDESBANK, NEW YORK BRANCH

by
/s/ Rolf Siebert
Name: Rolf Siebert
Title: Executive Director

by
/s/ Matthew DeCarlo
Name: Matthew DeCarlo
Title: Senior Director

CONSENT to extension of Termination Date:

BAYERISCHE LANDESBANK, NEW YORK BRANCH

by
/s/ Rolf Siebert
Name: Rolf Siebert
Title: Executive Director

by
/s/ Matthew DeCarlo
Name: Matthew DeCarlo
Title: Senior Director

SIGNATURE PAGE

CONSENT to Amendment No. 2 dated as of April 29, 2016, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 of HONEYWELL INTERNATIONAL INC.

CREDIT AGRICOLE CORPORATE & INVESTMENT BANK

by
/s/ Gordon Yip
Name: Gordon Yip
Title: Director

by
/s/ Mark Koneval
Name: Mark Koneval
Title: Managing Director

CONSENT to extension of Termination Date:

CREDIT AGRICOLE CORPORATE & INVESTMENT BANK

by
/s/ Gordon Yip
Name: Gordon Yip
Title: Director

by
/s/ Mark Koneval
Name: Mark Koneval
Title: Managing Director

SIGNATURE PAGE

CONSENT to Amendment No. 2 dated as of April 29, 2016, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 of HONEYWELL INTERNATIONAL INC.

DANSKE BANK A/S

by
/s/ Merete Ryvald
Name: Merete Ryvald
Title: Chief Loan Manager

by
/s/ Gert Carstens
Name: Gert Carstens
Title: Senior Loan Manager

CONSENT to extension of Termination Date:

DANSKE BANK A/S

by
/s/ Merete Ryvald
Name: Merete Ryvald
Title: Chief Loan Manager

by
/s/ Gert Carstens
Name: Gert Carstens
Title: Senior Loan Manager

SIGNATURE PAGE

CONSENT to Amendment No. 2 dated as of April 29, 2016, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 of HONEYWELL INTERNATIONAL INC.

DBS BANK LTD.

by
/s/ Yeo How Ngee
Name: Yeo How Ngee
Title: Managing Director

CONSENT to extension of Termination Date:

DBS BANK LTD.

by
/s/ Yeo How Ngee
Name: Yeo How Ngee
Title: Managing Director

SIGNATURE PAGE

CONSENT to Amendment No. 2 dated as of April 29, 2016, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 of HONEYWELL INTERNATIONAL INC.

BANCO SANTANDER, S.A.

by
/s/ Federico Robin Delfino
Name: Federico Robin Delfino
Title: Executive Director

by
/s/ Paloma Garcia Castro
Name: Paloma Garcia Castro
Title: Associate

CONSENT to extension of Termination Date:

BANCO SANTANDER, S.A.

by
/s/ Federico Robin Delfino
Name: Federico Robin Delfino
Title: Executive Director

by
/s/ Paloma Garcia Castro
Name: Paloma Garcia Castro
Title: Associate

SIGNATURE PAGE

CONSENT to Amendment No. 2 dated as of April 29, 2016, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 of HONEYWELL INTERNATIONAL INC.

THE BANK OF NEW YORK MELLON CORPORATION

by
/s/ David Wirl
Name: David Wirl
Title: Managing Director

CONSENT to extension of Termination Date:

THE BANK OF NEW YORK MELLON CORPORATION

by
/s/ David Wirl
Name: David Wirl
Title: Managing Director

SIGNATURE PAGE

CONSENT to Amendment No. 2 dated as of April 29, 2016, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 of HONEYWELL INTERNATIONAL INC.

THE BANK OF NOVA SCOTIA

by
/s/ Mauricio Saishio
Name: Mauricio Saishio
Title: Director

CONSENT to extension of Termination Date:

THE BANK OF NOVA SCOTIA

by
/s/ Mauricio Saishio
Name: Mauricio Saishio
Title: Director

SIGNATURE PAGE

CONSENT to Amendment No. 2 dated as of April 29, 2016, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 of HONEYWELL INTERNATIONAL INC.

UNICREDIT BANK AG, NEW YORK BRANCH

by
/s/ Ken Hamilton
Name: Ken Hamilton
Title: Managing Director

by
/s/ Sneha Joshi
Name: Sneha Joshi
Title: Associate Director

CONSENT to extension of Termination Date:

UNICREDIT BANK AG, NEW YORK BRANCH

by
/s/ Ken Hamilton
Name: Ken Hamilton
Title: Managing Director

by
/s/ Sneha Joshi
Name: Sneha Joshi
Title: Associate Director

SIGNATURE PAGE

CONSENT to Amendment No. 2 dated as of April 29, 2016, to the Amended and Restated Five Year Credit Agreement dated as of July 10, 2015 of HONEYWELL INTERNATIONAL INC.

WESTPAC BANKING CORPORATION

by
/s/ David Arthurson
Name: David Arthurson
Title: Relationship Manager

CONSENT to extension of Termination Date:

WESTPAC BANKING CORPORATION

by
/s/ David Arthurson
Name: David Arthurson
Title: Relationship Manager